Exhibit 99.2

Supplemental Information

For the three and six months ended June 30, 2009 and 2008

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Six Months Ended June 30, 2009 and 2008

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Joint Venture Calculation of FFO and Disclosure of Pro Rata Share of JV Non-Cash Amounts in FFO	Page 7
EBITDA, Operating Ratios and Earnings Per Share	Page 8

Balance Sheet Data:
Consolidated Balance Sheets	Page 9
Market Capitalization and Debt Coverage Ratios	Page 10
Consolidated Debt Schedule	Page 11
Consolidated Debt Maturities Schedule	Page 12
Joint Venture Debt and Debt Maturity Schedule	Page 13

Operational Data:
Occupancy Statistics	Page 14
Leasing Results and Re-leasing Spreads	Page 15
Core Same Mall Portfolio Statistics by Asset Category Wholly Owned Held for Investment	Page 16
Core Same Mall Portfolio Statistics Mall Assets Including Joint Ventures	Page 17
Summary of Significant Tenants	Page 18
Top 10 Regional Mall Tenants	Page 19
Lease Expiration Schedule	Page 20

Development Activity:
Capital Expenditures	Page 21
Development Activity	Page 22

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended June 30,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$46,096	$737	$46,833	$48,948	$2,225	$51,173
Percentage rents	820	6	826	1,042	48	1,090
Tenant reimbursements	22,552	447	22,999	22,550	552	23,102
Out parcel sales	1,360	-	1,360	-	-	-
Other (see components on page 3)	4,820	34	4,854	5,102	162	5,264
Total Revenues	75,648	1,224	76,872	77,642	2,987	80,629

Expenses:
Property operating expenses	(15,529)	(725)	(16,254)	(16,247)	(1,449)	(17,696)
Real estate taxes	(8,881)	(212)	(9,093)	(8,424)	(494)	(8,918)
	(24,410)	(937)	(25,347)	(24,671)	(1,943)	(26,614)
Provision for doubtful accounts	(1,798)	(67)	(1,865)	(1,906)	(88)	(1,994)
Other operating expenses (see components on page 4)	(2,199)	(25)	(2,224)	(1,917)	(132)	(2,049)
Cost related to sales of out parcels	(972)	-	(972)	-	-	-
Real estate depreciation and amortization	(18,260)	-	(18,260)	(19,364)	-	(19,364)
Non-real estate depreciation and amortization	(541)	-	(541)	(534)	-	(534)
General and administrative	(4,440)	(10)	(4,450)	(4,419)	(7)	(4,426)
Total Expenses	(52,620)	(1,039)	(53,659)	(52,811)	(2,170)	(54,981)

Operating Income	23,028	185	23,213	24,831	817	25,648

Interest income	471	3	474	337	9	346
Interest expense	(19,014)	(251)	(19,265)	(20,179)	(853)	(21,032)
Loan fee amortization	(759)	(13)	(772)	(476)	(17)	(493)
Equity in loss of unconsolidated real estate entities, net	(726)	-	(726)	(48)	-	(48)
Income from continuing operations	3,000	(76)	2,924	4,465	(44)	4,421
Discontinued Operations:
Gain on sales of properties	-	-	-	1,252	-	1,252
Loss from operations	(76)	76	-	(44)	44	-
Net income	2,924	-	2,924	5,673	-	5,673
Noncontrolling interest in operating partnership	107	-	107	-	-	-

Net income attributable to Glimcher Realty Trust	3,031	-	3,031	5,673	-	5,673
Preferred stock dividends	(4,359)	-	(4,359)	(4,359)	-	(4,359)
Net (loss) income available to common shareholders	$(1,328)	$-	$(1,328)	$1,314	$-	$1,314

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Six Months Ended June 30,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$92,247	$1,608	$93,855	$96,966	$4,587	$101,553
Percentage rents	2,259	16	2,275	2,273	108	2,381
Tenant reimbursements	46,437	991	47,428	45,844	1,580	47,424
Out parcel sales	1,675	-	1,675	1,060	-	1,060
Other (see components on page 3)	11,353	50	11,403	9,618	265	9,883
Total Revenues	153,971	2,665	156,636	155,761	6,540	162,301

Expenses:
Property operating expenses	(32,295)	(1,345)	(33,640)	(32,899)	(3,028)	(35,927)
Real estate taxes	(18,215)	(427)	(18,642)	(17,428)	(477)	(17,905)
	(50,510)	(1,772)	(52,282)	(50,327)	(3,505)	(53,832)
Provision for doubtful accounts	(3,088)	(301)	(3,389)	(3,009)	(1,305)	(4,314)
Other operating expenses (see components on page 4)	(4,328)	(161)	(4,489)	(3,988)	(304)	(4,292)
Cost related to sales of out parcels	(1,145)	-	(1,145)	(319)	-	(319)
Real estate depreciation and amortization	(40,786)	-	(40,786)	(38,452)	-	(38,452)
Non-real estate depreciation and amortization	(1,073)	-	(1,073)	(1,000)	-	(1,000)
General and administrative	(9,366)	(16)	(9,382)	(8,572)	(17)	(8,589)
Total Expenses	(110,296)	(2,250)	(112,546)	(105,667)	(5,131)	(110,798)

Operating Income	43,675	415	44,090	50,094	1,409	51,503

Interest income	928	8	936	529	27	556
Interest expense	(37,712)	(1,174)	(38,886)	(40,845)	(1,888)	(42,733)
Loan fee amortization	(1,401)	(26)	(1,427)	(928)	(34)	(962)
Equity in (loss) income of unconsolidated real estate entities, net	(1,083)	-	(1,083)	155	-	155
Income from continuing operations	4,407	(777)	3,630	9,005	(486)	8,519
Discontinued Operations:
Gain on sales of properties	-	-	-	1,252	-	1,252
Impairment losses, net	(183)	-	(183)	-	-	-
Loss from operations	(777)	777	-	(486)	486	-
Net income	3,447	-	3,447	9,771	-	9,771
Noncontrolling interest in operating partnership	388	-	388	-	-	-
Net income attributable to Glimcher Realty Trust	3,835	-	3,835	9,771	-	9,771
Preferred stock dividends	(8,718)	-	(8,718)	(8,718)	-	(8,718)
Net (loss) income available to common shareholders	$(4,883)	$-	$(4,883)	$1,053	$-	$1,053

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended June 30,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$45,882	$777	$46,659	$48,026	$2,218	$50,244
Termination income	92	10	102	1,113	31	1,144
Straight-line rents	122	(50)	72	(191)	(24)	(215)
Total Minimum Rents	$46,096	$737	$46,833	$48,948	$2,225	$51,173

Components of Other Revenue:
Fee income	$1,042	$-	$1,042	$1,433	$-	$1,433
Specialty leasing and sponsorship income	2,474	19	2,493	2,394	110	2,504
Other	1,304	15	1,319	1,275	52	1,327
Total Other Revenue	$4,820	$34	$4,854	$5,102	$162	$5,264

	Six Months Ended June 30,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$92,334	$1,642	$93,976	$96,355	$4,492	$100,847
Termination income	394	10	404	1,125	31	1,156
Straight-line rents	(481)	(44)	(525)	(514)	64	(450)
Total Minimum Rents	$92,247	$1,608	$93,855	$96,966	$4,587	$101,553

Components of Other Revenue:
Fee income	$2,156	$-	$2,156	$2,406	$-	$2,406
Specialty leasing and sponsorship income	4,906	36	4,942	4,694	200	4,894
Other (1)	4,291	14	4,305	2,518	65	2,583
Total Other Revenue	$11,353	$50	$11,403	$9,618	$265	$9,883

Note: Pre FAS 144 column includes both continuing and discontinued operations.
(1) Includes a $1,482 gain on the sale of an operating asset that occurred during the first 3 months ended March 31, 2009. This gain is excluded from FFO.

Components of Other Operating Expenses
(in thousands)

	Three Months Ended June 30,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$277	$-	$277	$213	$-	$213
Discontinued development write offs	185	-	185	-	-	-
Specialty leasing costs	420	5	425	447	64	511
Other	1,317	20	1,337	1,257	68	1,325
Total Other Operating Expenses	$2,199	$25	$2,224	$1,917	$132	$2,049

	Six Months Ended June 30,
	2009			2008
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$592	$-	$592	$358	$-	$358
Discontinued development write offs	185	-	185	326	-	326
Speciality leasing costs	885	38	923	923	128	1,051
Other	2,666	123	2,789	2,381	176	2,557
Total Other Operating Expenses	$4,328	$161	$4,489	$3,988	$304	$4,292

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended June 30, 2009		For the Three Months Ended June 30, 2008
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$7,395	$3,838	$8,133	$4,229
Operating expenses	(4,585)	(2,372)	(4,261)	(2,215)
Net operating income	2,810	1,466	3,872	2,014
Depreciation and amortization	(2,591)	(1,342)	(2,169)	(1,128)
Other expenses, net	(13)	(7)	(3)	(2)
Interest expense, net	(1,622)	(839)	(1,784)	(928)
Net loss	(1,416)	(722)	(84)	(44)
Preferred dividend	(8)	(4)	(8)	(4)
Net loss to partnership	$(1,424)	$(726)	$(92)	$(48)

GPLP's share of loss from investment in joint ventures	$(726)		$(48)

	For the Six Months Ended June 30, 2009		For the Six Months Ended June 30, 2008
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$14,950	$7,765	$16,486	$8,572
Operating expenses	(8,746)	(4,535)	(8,395)	(4,365)
Net operating income	6,204	3,230	8,091	4,207
Depreciation and amortization	(5,497)	(2,841)	(4,258)	(2,214)
Other expenses, net	(15)	(8)	(5)	(3)
Interest expense, net	(2,810)	(1,456)	(3,513)	(1,827)
Net (loss) income	(2,118)	(1,075)	315	163
Preferred dividend	(16)	(8)	(16)	(8)
Net (loss) income available to partnership	$(2,134)	$(1,083)	$299	$155

GPLP's share of (loss) income from investment in joint ventures	$(1,083)		$155

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2009			2008
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations ("FFO"):
Net (loss) income available to common shareholders	$(3,555)	$(1,328)	$(4,883)	$(261)	$1,314	$(3,444)	$1,723	$(668)
Real estate depreciation and amortization	22,526	18,260	40,786	19,088	19,364	20,677	20,474	79,603
Equity in loss (income) of unconsolidated entities	357	726	1,083	(203)	48	299	565	709
Pro-rata share of joint venture funds from operations	1,149	595	1,744	1,272	1,063	1,230	1,161	4,726
Noncontrolling interest in operating partnership	(281)	(107)	(388)	-	-	-	-	-
(Gain) loss on sales of assets	(1,482)	-	(1,482)	-	(1,252)	-	8	(1,244)
FFO	$18,714	$18,146	$36,860	$19,896	$20,537	$18,762	$23,931	$83,126

Adjusted Funds from Operations:
FFO	$18,714	$18,146	$36,860	$19,896	$20,537	$18,762	$23,931	$83,126
Add back: impairment adjustments	183	-	183	-	-	-	-	-
Adjusted Funds from Operations	$18,897	$18,146	$37,043	$19,896	$20,537	$18,762	$23,931	$83,126

Weighted average common shares outstanding - diluted (including common stock equivalents)	40,866	41,145	40,997	40,701	40,790	40,783	40,791	40,762

FFO per diluted share	$0.46	$0.44	$0.90	$0.49	$0.50	$0.46	$0.59	$2.04
Add back impairment adjustments	-	-	-	-	-	-	-	-
Adjusted FFO per diluted share	$0.46	$0.44	$0.90	$0.49	$0.50	$0.46	$0.59	$2.04

	2009			2008
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.2000	$0.3200	$0.3200	$0.3200	$0.3200	$1.2800
FFO payout ratio after add back of impairment losses	21.6%	22.7%	22.1%	65.5%	63.6%	69.6%	54.5%	62.8%

	2009			2008
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for wholly owned properties
Deferred leasing costs	$1,063	$1,119	$2,182	$1,217	$1,478	$1,321	$1,223	$5,239
Straight-line adjustment as (decrease) increase to FFO	$(597)	$72	$(525)	$(235)	$(215)	$(487)	$(832)	$(1,769)
Fair value of debt amortized as reduction to interest expense	$42	$42	$84	$42	$42	$42	$42	$168
Intangible and inducement amortization as a net increase (decrease) to base rents	$78	$329	$407	$242	$338	$354	$(96)	$838
Discontinued development write-off's	$-	$185	$185	$326	$-	$-	$47	$373
Impairment adjustments	$(183)	$-	$(183)	$-	$-	$-	$-	$-

JOINT VENTURE CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO RATA SHARE OF JOINT VENTURE
NON-CASH AMOUNTS IN FFO
(in thousands)

	2009			2008
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Joint Venture Funds from Operations:
Net (loss) income available to partnership	$(710)	$(1,424)	$(2,134)	$391	$(92)	$(574)	$(1,085)	$(1,360)
Real estate depreciation and amortization	2,897	2,549	5,446	2,054	2,136	2,939	3,321	10,450
FFO	$2,187	$1,125	$3,312	$2,445	$2,044	$2,365	$2,236	$9,090

Pro-rata share of joint venture funds from operations	$1,149	$595	$1,744	$1,272	$1,063	$1,230	$1,161	$4,726

	2009			2008
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of joint venture)
Straight-line adjustment as increase (decrease) to net income	$15	$(24)	$(9)	$48	$23	$50	$(13)	$108
Fair value of debt amortized as increase to interest expense	$-	$-	$-	$25	$17	$-	$-	$42
Intangible amortization as an increase to minimum rents	$217	$216	$433	$286	$258	$446	$668	$1,658

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2009			2008
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income attributable to Glimcher Realty Trust	$804	$3,031	$3,835	$4,098	$5,673	$916	$6,082	$16,769
Interest expense (continuing and discontinued operations)	19,621	19,265	38,886	21,701	21,032	21,596	20,879	85,208
Loan fee amortization (continuing and discontinued operations)	655	772	1,427	469	493	499	615	2,076
Taxes (continuing and discontinued operations)	370	557	927	226	322	273	204	1,025
Depreciation and amortization (continuing and discontinued operations)	23,058	18,801	41,859	19,554	19,898	21,215	21,029	81,696
EBITDA	44,508	42,426	86,934	46,048	47,418	44,499	48,809	186,774
Noncontrolling interest in operating partnership	(281)	(107)	(388)	-	-	-	-	-
(Gain) loss on sales of assets, properties held for sale and impairment charges	(1,299)	-	(1,299)	-	(1,252)	-	8	(1,244)
Adjusted EBITDA	$42,928	$42,319	$85,247	$46,048	$46,166	$44,499	$48,817	$185,530

Operating Ratios Excluding Held-for-Sale Properties:
General and administrative / total revenues	6.3%	5.9%	6.1%	5.3%	5.7%	5.5%	6.0%	5.6%
Tenant reimbursements / (real estate taxes + property operating expenses)	91.5%	92.4%	91.9%	90.8%	91.4%	90.7%	90.7%	90.9%

Operating Ratios Including Held-for-Sale Properties:
Tenant reimbursements / (real estate taxes + property operating expenses)	90.7%	90.7%	90.7%	89.4%	86.8%	87.3%	89.0%	88.1%

Earnings per Share:
Weighted average common shares outstanding - basic	37,864	38,023	37,944	37,710	37,788	37,795	37,805	37,775
Weighted average common shares outstanding - diluted	40,850	41,009	40,930	40,701	40,790	37,795	40,791	40,762

(Loss) earnings per share - basic	$(0.09)	$(0.03)	$(0.13)	$(0.01)	$0.03	$(0.09)	$0.05	$(0.02)

(Loss) earnings per share - diluted	$(0.09)	$(0.03)	$(0.13)	$(0.01)	$0.03	$(0.09)	$0.04	$(0.02)

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2009		2008
	Mar. 31	June 30	Dec. 31
Assets:
Land	$246,333	$245,506	$245,806
Buildings, improvements and equipment	1,762,355	1,772,277	1,768,589
Developments in progress	101,415	99,600	103,809
	2,110,103	2,117,383	2,118,204
Less accumulated depreciation	571,520	588,343	565,894
Property and equipment, net	1,538,583	1,529,040	1,552,310

Deferred leasing costs, net	18,923	18,508	19,479
Investment in and advances to unconsolidated real estate entities	125,746	131,130	124,470
Real estate assets held-for-sale	45,423	45,271	64,774
Investment in real estate, net	1,728,675	1,723,949	1,761,033

Cash and cash equivalents	13,503	14,004	17,734
Non-real estate assets associated with discontinued operations	1,265	1,282	1,989
Restricted cash	12,218	13,842	14,209
Tenant accounts receivable, net	34,529	33,646	36,913
Deferred expenses, net	8,212	7,805	8,272
Prepaid and other assets	36,821	35,156	36,163
Total Assets	$1,835,223	$1,829,684	$1,876,313

Liabilities and Equity:
Mortgage notes payable	$1,206,983	$1,219,120	$1,225,627
Mortgage notes payable associated with discontinued operations	42,229	42,229	72,229
Notes payable	392,054	376,413	362,097
Other liabilities associated with discontinued operations	1,252	531	1,937
Accounts payable and accrued expenses	61,033	63,803	66,457
Distributions payable	8,461	8,463	17,414
Total Liabilities	1,712,012	1,710,559	1,745,761

Equity:
Series F cumulative preferred stock	60,000	60,000	60,000
Series G cumulative preferred stock	150,000	150,000	150,000
Common shares of beneficial interest	380	380	378
Additional paid-in capital	564,337	564,601	564,098
Distributions in excess of accumulated earnings	(644,504)	(649,635)	(637,148)
Other comprehensive loss	(6,476)	(5,381)	(6,776)
Total Glimcher Realty Trust Shareholders' Equity	123,737	119,965	130,552
Noncontrolling interest	(526)	(840)	-
Total equity	123,211	119,125	130,552
Total Liabilities and Equity	$1,835,223	$1,829,684	$1,876,313

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2009			2008
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Share price (end of period)	$1.40	$2.90	$2.90	$11.96	$11.18	$10.44	$2.81	$2.81

Market Capitalization Ratio:
Common shares outstanding	38,009	38,029	38,029	37,784	37,790	37,797	37,809	37,809
Operating partnership units outstanding	2,986	2,986	2,986	2,988	2,988	2,988	2,986	2,986
Total common shares and units outstanding at end of period	40,995	41,015	41,015	40,772	40,778	40,785	40,795	40,795

Valuation - Common shares and operating partnership units outstanding	$57,393	$118,944	$118,944	$487,633	$455,898	$425,795	$114,634	$114,634
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000
Total debt (end of period)	1,641,266	1,637,762	1,637,762	1,577,173	1,574,116	1,626,777	1,659,953	1,659,953
Total market capitalization	$1,908,659	$1,966,706	$1,966,706	$2,274,806	$2,240,014	$2,262,572	$1,984,587	$1,984,587

Debt / Market capitalization	86.0%	83.3%	83.3%	69.3%	70.3%	71.9%	83.6%	83.6%
Debt / Market capitalization including pro-rata share of joint ventures	86.5%	84.0%	84.0%	70.2%	71.3%	72.7%	84.2%	84.2%

Debt Coverage Ratios:
Interest coverage ratio	2.2	2.2	2.2	2.1	2.2	2.1	2.3	2.2
(Adjusted EBITDA from page 8 / interest expense)
Debt service coverage ratio	1.8	1.8	1.8	1.8	1.8	1.7	2.0	1.8
(Adjusted EBITDA / interest expense + scheduled principal payments)

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Jun. 30,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.	Final
Fixed Rate	2009	2008	2009	2008	Terms	Terms	at Maturity	Maturity
Charlotte Eastland Mall, LLC (p)	$42,229	$42,229	8.50%	8.50%		(b)	$42,229	(e)
Johnson City Venture, LLC	37,554	37,827	8.37%	8.37%		(a)	$37,026	June 1, 2010
Polaris Center, LLC	39,123	39,423	8.20%	8.20%	(j)	(a)	$38,543	(f)
Catalina Partners, LP	42,250	42,250	4.72%	4.72%	(k)	(b)	$42,250	April 23, 2011
Glimcher Northtown Venture, LLC	40,000	40,000	6.02%	6.02%	(l)	(b)	$40,000	October 21, 2011
Morgantown Mall Associates, LP	39,648	39,951	6.52%	6.52%	(m)	(a)	$38,028	October 13, 2011
Glimcher Ashland Venture, LLC	23,394	23,701	7.25%	7.25%		(a)	$21,817	November 1, 2011
Dayton Mall Venture, LLC	53,486	54,015	8.27%	8.27%	(j)	(a)	$49,864	(g)
Glimcher WestShore, LLC	91,023	91,921	5.09%	5.09%		(a)	$84,824	September 9, 2012
PFP Columbus, LLC	135,798	137,144	5.24%	5.24%		(a)	$124,572	April 11, 2013
LC Portland, LLC	127,567	128,779	5.42%	5.42%	(j)	(a)	$116,922	(h)
JG Elizabeth, LLC	151,775	153,260	4.83%	4.83%		(a)	$135,194	June 8, 2014
MFC Beavercreek, LLC	104,725	105,686	5.45%	5.45%		(a)	$92,762	November 1, 2014
Glimcher Supermall Venture, LLC	57,160	57,675	7.54%	7.54%	(j)	(a)	$49,969	(i)
Glimcher Merritt Square, LLC	57,000	57,000	5.35%	5.35%		(c)	$52,914	September 1, 2015
RVM Glimcher, LLC	49,739	50,000	5.65%	5.65%		(a)	$44,931	January 11, 2016
WTM Glimcher, LLC	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
EM Columbus II, LLC	42,747	43,000	5.87%	5.87%		(a)	$38,057	December 11, 2016
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(d)	$19,000	November 1, 2028
	1,214,218	1,222,861
Variable Rate/Bridge
Polaris Lifestyle Center, LLC	18,500	-	4.75%		(n)	(b)	$18,500	February 1, 2012
Grand Central, LP	29,854	-	5.50%		(o)	(a)	$29,329	February 1, 2012
	48,354	-
Other
Fair Value Adjustment - Polaris Center, LLC	393	607
Fair Value Adjustment - Glimcher Merritt Square, LLC	(1,616)	(1,747)
Extinguished Debt	-	76,135		(q)

Total Mortgage Notes Payable	$1,261,349	$1,297,856

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until October 2010, thereafter principal and interest are required.
(d)	The loan requires semi-annual payments of interest.
(e)	The Company entered into a loan modification agreement that extended the optional prepayment date to September 11, 2009. Per the agreement, if the property is not sold prior to September 11, 2009, the property will be conveyed to the lender, without penalty, and the Company will be released of all obligations under the loan agreement.
(f)	The loan matures in June 2030, with an optional prepayment (without penalty) date on June 1, 2010.
(g)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(h)	The loan matures in June 2033, with an optional prepayment (without penalty) date on June 11, 2013.
(i)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(j)	Interest rate escalates after optional prepayment date.
(k)	Interest rate of LIBOR plus 165 basis points fixed through a swap agreement at a rate of 4.72% at June 30, 2009 and December 31, 2008.
(l)	Interest rate of LIBOR plus 300 basis points fixed through a swap agreement at a rate of 6.02% at June 30, 2009 and December 31, 2008.
(m)	Interest rate of LIBOR plus 350 basis points fixed through a swap agreement at a rate of 6.52% at June 30, 2009 and December 31, 2008.
(n)	Interest rate is the greater of LIBOR plus 275 basis points or 4.75%.
(o)	Interest rate is the greater of LIBOR plus 350 basis points or 5.50%.
(p)	Mortgage notes payable associated with properties held-for-sale.
(q)	Interest rates ranging from 4.30% to 7.18% at December 31, 2008.

CONSOLIDATED DEBT MATURITIES SCHEDULE
(dollars in thousands)

		Extension
	Initial	Option	Interest	Balance	Principal Payments - Assumes Exercise of Extension Options
Description	Maturity	(d)	Rate	6/30/2009	2009	2010	2011	2012	2013	2014	2015	2016	2017+

Wholly Owned Properties
Charlotte Eastland Mall	09/2009		8.50%	$42,229	$42,229
Mall at Johnson City	06/2010		8.37%	37,554	276	$37,278
Polaris Towne Center	06/2010		8.20%	39,123	304	38,819
Colonial Park Mall (a)	04/2011		4.72%	42,250	-	-	$42,250
Northtown Mall (a)	10/2011	10/2012	6.02%	40,000	-	-	-	$40,000
Morgantown Mall (a)	10/2011	10/2013	6.52%	39,648	313	660	698	739	$37,238
Ashland Town Center	11/2011		7.25%	23,394	313	668	22,413	-	-
Polaris Lifestyle Center	02/2012	08/2013	4.75%	18,500	-	-	-	-	18,500
Grand Central Mall	02/2012	02/2014	5.50%	29,854	95	202	213	221	238	$28,885
Dayton Mall	07/2012		8.27%	53,486	538	1,159	1,260	50,529	-	-
WestShore Plaza	09/2012		5.09%	91,023	909	1,902	2,003	86,209	-	-
Polaris Fashion Place	04/2013		5.24%	135,798	1,362	2,855	3,011	3,155	125,415	-
Lloyd Center	06/2013		5.42%	127,567	1,227	2,577	2,722	2,856	118,185	-
Jersey Gardens	06/2014		4.83%	151,775	1,501	3,135	3,292	3,437	3,629	136,781
Mall at Fairfield Commons	11/2014		5.45%	104,725	972	2,043	2,159	2,265	2,409	94,877
Supermall of the Great NW	02/2015		7.54%	57,160	523	1,119	1,208	1,292	1,406	1,517	$50,095
Merritt Square Mall	09/2015		5.35%	57,000	-	185	756	790	843	889	53,537
River Valley Mall	01/2016		5.65%	49,739	306	649	686	719	768	815	863	$44,933
Weberstown Mall	06/2016		5.90%	60,000	-	-	-	-	-	-	-	60,000
Eastland Mall (OH)	12/2016		5.87%	42,747	253	537	570	597	641	680	722	38,747
Tax Exempt Bonds	11/2028		6.00%	19,000	-	-	-	-	-	-	-	-	$19,000
Fair Value Adjustment Amortization - Polaris Towne Center				393	214	179	-	-	-	-	-	-	-
Fair Value Adjustment Amortization - Merritt Square Mall				(1,616)	(132)	(264)	(264)	(264)	(264)	(264)	(164)	-	-

Subtotal (b)				1,261,349	51,203	93,703	82,977	192,545	309,008	264,180	105,053	143,680	19,000

Credit Facility (c)	12/2009	12/2010	2.43%	376,413	-	376,413	-	-	-	-	-	-	-

Total Wholly Owned Maturities				$1,637,762	$51,203	$470,116	$82,977	$192,545	$309,008	$264,180	$105,053	$143,680	$19,000

Pro-rata share of Joint Venture Maturities				$94,310	$18,200	$2,315	-	$23,400	$50,395	-	-	-	-

Total Wholly Owned and Joint Venture Maturities				$1,732,072	$69,403	$472,431	$82,977	$215,945	$359,403	$264,180	$105,053	$143,680	$19,000

(a) Interest rates are fixed through various interest rate swap agreements
(b) Weighted Average interest rate for the fixed rate debt was 6.02% as of June 30, 2009 with an initial weighted average maturity of 4.5 years.
(c) Weighted average interest rate. $140 million of this balance has been fixed through various interest rate swap agreements
(d) Loan may be extended to date indicated subject to certain loan extension fees and conditions.

JOINT VENTURE DEBT AND DEBT MATURITY SCHEDULE
(dollars in thousands)

	Interest
	Rate	Loan	Final	Extension	Balance	Principal Payments - Assumes Exercise of Extension Options
Description	6/30/2009	Terms	Maturity	Options (e)	6/30/2009	2009	2010	2011	2012	2013

Fixed Rate Mortgages
Puente Hills Mall, LLC	5.61%	(a)	June 1, 2010	June 1, 2012	$45,000	$-	$-	$-	$45,000	$-
Kierland Crossing, LLC	5.44%	(b)	May 29, 2011	May 29, 2013	100,790	-	-	-	-	100,790
Total Fixed Rate Mortgages					145,790	-	-	-	45,000	100,790

Variable Rate Mortgages
Tulsa Promenade , LLC	7.00%	(c)	July 13, 2009		35,000	35,000	-	-	-	-
Surprise Peripheral Venture, LLC	2.06%	(d)	October 1, 2009	October 1, 2010	4,629	-	4,629	-	-	-
Total Variable Rate Mortgages					39,629	35,000	4,629	-	-	-

Total Joint Venture Mortgages					$185,419	$35,000	$4,629	$-	$45,000	$100,790

Joint Venture Debt (Pro Rata Share)					$94,310	$18,200	$2,315	$-	$23,400	$50,395

(a) Interest rate of LIBOR plus 235 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(b) Interest rate of LIBOR plus 150 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(c) The maturity date was extended to July 13, 2009. The borrower is currently in the process of closing on an additional loan extension that will extend the maturity date into 2011.
(d) Interest rate of LIBOR plus 175 basis points, loan requires monthly payments of interest only.
(e) Loan may be extended to date indicated subject to certain loan extension fees and conditions.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008

Core Malls (2)
Mall Anchors	93.1%	93.1%	94.0%	98.6%	97.3%
Mall Stores	90.3%	91.2%	94.4%	93.1%	92.3%
Total Consolidated Mall Portfolio	92.1%	92.4%	94.1%	96.6%	95.5%

Mall Portfolio - including Joint Ventures (3)
Mall Anchors	93.7%	93.3%	93.8%	98.2%	97.4%
Mall Stores	90.3%	91.2%	93.8%	92.6%	91.9%
Total Mall Portfolio	92.4%	92.5%	93.8%	96.2%	95.4%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.
(2) Excludes the Company's held-for-sale malls and joint venture malls.
(3) Excludes the Company's held-for-sale malls.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (excludes held-for-sale and joint venture properties)
The following table summarizes the new and rollover lease activity by type for the six months ended June 30, 2009:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover
Property Type	Leases	Leases	Total	Leases	Leases	Total
Mall Anchors	-	-	-	$-	$-	$-
Mall Stores	102,384	217,903	320,287	$46.81	$24.51	$32.05

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and six months ended June 30, 2009, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Three months ended June 30, 2009
Mall Anchors	-	-	-	$-	$-	$-	$-	$-	$-	0%
Mall Stores	21,180	72,531	93,711	$39.49	$31.18	$23.39	$25.25	$27.03	$26.59	2%

Six months ended June 30, 2009
Mall Anchors	-	-	-	$-	$-	$-	$-	$-	$-	0%
Mall Stores	45,735	143,502	189,237	$60.13	$54.16	$26.27	$27.89	$34.45	$34.24	1%

CORE SAME MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
WHOLLY OWNED HELD FOR INVESTMENT
as of June 30, 2009

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) June 2009	Avg. Mall Store Sales PSF (1) June 2008	Mall Store Occupancy 6/30/2009	Mall Store Occupancy 06/30/2008	% of Mall Portfolio NOI (2)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,302,994
Lloyd Center	Portland, OR	23	1,423,202
Mall at Fairfield Commons	Dayton, OH	59	1,138,753
Mall at Johnson City	Johnson City, TN	>100	548,860
Polaris Fashion Place	Columbus, OH	32	1,532,731
Weberstown Mall	Stockton, CA	76	846,122
WestShore Plaza	Tampa, FL	19	1,059,112
			7,851,774	$419	$441	93.3%	94.6%	61%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) June 2009	Avg. Mall Store Sales PSF (1) June 2008	Mall Store Occupancy 6/30/2009	Mall Store Occupancy 06/30/2008	% of Mall Portfolio NOI (2)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	420,110
Colonial Park Mall	Harrisburg, PA	94	743,642
Dayton Mall	Dayton, OH	59	1,416,977
Eastland Mall (OH)	Columbus, OH	32	1,015,892
Grand Central Mall	Parkersburg, WV	>100	845,858
Indian Mound Mall	Columbus, OH	32	557,716
Merritt Square Mall	Merritt Island, FL	27	819,392
Morgantown Mall	Morgantown, WV	>100	557,954
New Towne Mall	New Philadelphia, OH	>100	513,674
Northtown Mall	Minneapolis, MN	16	713,895
River Valley Mall	Columbus, OH	32	569,412
Supermall of the Great NW	Seattle, WA	15	942,693
			9,117,215	$284	$299	87.5%	90.3%	39%

CORE MALLS - WHOLLY OWNED HELD FOR INVESTMENT			16,968,989	$348	$369	90.3%	92.3%	100%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Based on net operating income for the six months ended June 30, 2009.

CORE SAME MALL PORTFOLIO STATISTICS
MALL ASSETS INCLUDING JOINT VENTURES
as of June 30, 2009

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) June 2009	Avg. Mall Store Sales PSF (1) June 2008	Mall Store Occupancy 6/30/2009	Mall Store Occupancy 6/30/2008

CORE MALLS - WHOLLY OWNED HELD FOR INVESTMENT (from page 16)			16,968,989	$348	$369	90.3%	92.3%

Joint Ventures (2)

Puente Hills Mall	Los Angeles, CA	2	1,089,315
Tulsa Promenade	Tulsa, OK	53	926,456

TOTAL JOINT VENTURES			2,015,771	$265	$275	89.6%	87.7%

TOTAL MALLS INCLUDING JOINT VENTURES (3)			18,984,760	$340	$360	90.3%	91.9%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Company has a 52% ownership interest in these properties.
(3) Excludes Company's held-for-sale malls.

SUMMARY OF SIGNIFICANT TENANTS
As of June 30, 2009

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

					% of Total
				Annualized	Annualized
		Number of	GLA of	Minimum	Minimum
Tenant Name	Tenant DBA's in Portfolio	Stores	Stores	Rent	Rent

Gap, Inc.	Banana Republic, Gap, Old Navy	26	393,293	$6,510,474	3.3%
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret	42	195,188	5,090,051	2.6%
Signet Jewelers LTD	Kay Jewelers, JB Robinson, Jared Jewelers, others	36	66,240	4,281,662	2.2%
AMC Theater		2	148,344	4,189,000	2.1%
Foot Locker, Inc.	Champs Sports, Footlocker, Foot Action USA	42	161,528	4,049,684	2.0%
Bon Ton	Bon Ton, Elder Beerman, Herbergers	11	1,126,171	3,502,419	1.8%
Bain Capital	Cohoes Fashion, Burlington Coat	6	405,506	3,456,310	1.7%
JCPenney Company, Inc.		18	1,882,705	3,392,640	1.7%
Sears Holding Corp.	Great Indoors, K-Mart, Sears	21	2,500,330	2,934,797	1.5%
American Eagle Outfitters	American Eagle, aerie	17	97,656	2,602,236	1.3%
Zale Corp.	Piercing Pagoda, Zales Jewelers, Silver & Gold	31	29,604	2,574,600	1.3%
Genesco Inc.	Hat World, Lids, Johnston & Murphy, Journeys, Shi, Underground Station	42	62,539	2,536,246	1.3%
Luxottica Group	Lenscrafters, Pearle Vision, Sunglass Hut, Watch Station	33	79,984	2,514,729	1.3%
Finish Line, Inc.	Finish Line, Man Alive	20	108,365	2,376,288	1.2%
Saks Inc.	Saks Fifth Avenue, Saks Off Fifth	3	228,156	2,360,100	1.2%
Forever 21, Inc		6	97,630	2,118,381	1.1%
Abercrombie & Fitch, Inc	Abercrombie, Abercrombie & Fitch, Hollister, Gilly Hicks Outlet	18	117,076	2,044,638	1.0%

Total tenants representing > 1.0%		374	7,700,315	$56,534,255	28.6%

Note: Information includes wholly-owned and joint venture properties and excludes held-for-sale malls.

TOP 10 REGIONAL MALL TENANTS
As of June 30, 2009

Mall Stores (ranked by percent of total minimum mall rents)
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Limited Brands, Inc.	42	195,188	$5,090,051	2.7%
Signet Jewelers LTD	35	60,460	$4,195,422	2.2%
Foot Locker, Inc.	42	161,528	$4,049,684	2.1%
Gap, Inc.	20	227,820	$4,012,926	2.1%
American Eagle Outfitters	17	97,656	$2,602,236	1.4%
Zale Corp.	31	29,604	$2,574,600	1.3%
Genesco, Inc.	42	62,539	$2,536,246	1.3%
Luxottica Group	33	79,984	$2,514,729	1.3%
Finish Line, Inc.	20	108,365	$2,376,288	1.2%
Abercrombie & Fitch, Inc.	18	117,076	$2,044,638	1.1%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corp.	17	2,313,188	$1,790,127	12.1%
JCPenney Company, Inc.	15	1,841,903	$3,392,640	9.7%
Macy's, Inc.	9	1,693,944	$255,000	8.9%
Bon-Ton Department Stores, Inc.	11	1,126,171	$3,502,419	5.9%
Dillard's	3	522,967	$-	2.7%
Belks	6	416,131	$1,756,852	2.2%
Bain Capital	5	390,950	$3,235,572	2.1%
Saks Inc.	3	228,156	$2,360,100	1.2%
Boscov's	1	182,609	$-	1.0%
Nordstrom	2	175,025	$387,215	0.9%

Note: Information includes wholly-owned and joint venture properties and excludes held-for-sale malls.

LEASE EXPIRATION SCHEDULE
As of June 30, 2009

Total Portfolio

					Percent of						Percent of
			Store	Total	Occupied				Anchor	Store	Annualized
		Anchor	Square	Square	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Feet	Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2009	256	-	637,246	637,246	3.5%	$-	$12,357,475	$12,357,475	$-	$22.95	6.2%
2010	418	989,186	1,076,569	2,065,755	11.3%	7,296,187	22,485,085	29,781,272	$7.98	$24.78	15.1%
2011	377	1,592,313	855,892	2,448,205	13.4%	5,729,568	24,865,859	30,595,427	$4.36	$30.03	15.5%
2012	264	871,990	733,790	1,605,780	8.8%	3,198,084	19,542,374	22,740,458	$4.64	$30.17	11.5%
2013	165	850,197	524,048	1,374,245	7.5%	2,466,077	12,340,050	14,806,127	$2.90	$26.91	7.5%
Thereafter	729	7,640,814	2,495,948	10,136,762	55.5%	29,361,297	58,162,839	87,524,136	$8.49	$26.04	44.2%
	2,209	11,944,500	6,323,493	18,267,993	100.0%	$48,051,213	$149,753,682	$197,804,895	$6.65	$26.68	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and joint venture properties and excludes held-for-sale malls.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended June 30, 2009			Three months ended June 30, 2008

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2009	Share	Total	2008	Share	Total

New developments	$31	$11,174	$11,205	$90	$11,513	$11,603

Redevelopment projects	$5,967	$3	$5,970	$18,583	$199	$18,782

Renovation with no incremental GLA	$9	$-	$9	$13	$153	$166

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$-	$258	$258	$307	$-	$307
Non-anchor stores	2,185	84	2,269	1,642	167	1,809
Operational capital expenditures	232	24	256	720	168	888
Total Property Capital Expenditures	$2,417	$366	$2,783	$2,669	$335	$3,004

	Six months ended June 30, 2009			Six months ended June 30, 2008

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2009	Share	Total	2008	Share	Total

New developments	$259	$22,651	$22,910	$178	$19,529	$19,707

Redevelopment projects	$14,348	$10	$14,358	$29,576	$272	$29,848

Renovation with no incremental GLA	$34	$2	$36	$28	$182	$210

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$40	$749	$789	$993	$-	$993
Non-anchor stores	4,240	86	4,326	3,555	423	3,978
Operational capital expenditures	903	38	941	1,643	168	1,811
Total Property Capital Expenditures	$5,183	$873	$6,056	$6,191	$591	$6,782

DEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost (1)	Ownership %	Pro rata Project Cost	Pro rata Project Costs Incurred thru 6/30/2009 (1)	Opening Date	Project Initial Yield

PROPERTY DEVELOPMENTS:
Scottsdale Quarter	Development of new retail/office	$250,000	50%	$125,000	$69,800	Phase 1 Q1-2009 through Q4-2009	8%
Scottsdale, Arizona	620,000 square feet lifestyle center

Total Development		$250,000		$125,000	$69,800

(1) Project costs exclude the allocation of internal costs such as labor, interest and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.